UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07857
Oppenheimer Commodity Strategy Total Return Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2008

Item 1. Reports to Stockholders.

December 31, 2008

Oppenheimer

Commodity Strategy Total Return Fund®

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Sector Allocation on Commodity-Linked Investments

Energy	68%
Agriculture	18
Livestock	6
Industrial Metals	4
Precious Metals	4
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are dollar-weighted based on percentages of commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund’s allocation of its investments within each sector of the S&P GSCI may differ (at times, significantly) from the sector weightings of the S&P GSCI. The Fund is not an index fund.
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total market value of investments.
10 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) returned -54.57%, underperforming its benchmark, the S&P GSCI™, which returned -46.49%. The primary driver of underperformance was an unstable credit environment, which impaired returns of the Fund’s fixed-income holdings.
     Several factors have weighed commodities prices down in recent months. The credit crisis induced deleveraging of all asset classes including commodities. The resulting reassessment of global economic conditions has placed further pressure on prices as demand forecasts for raw materials have been lowered. Additionally, the U.S. dollar’s recent rally versus the euro has pressured commodities prices.
     In fact, the commodities asset class as measured by the S&P GSCI suffered its worst quarter in its 38-year history in the 3rd quarter of 2008. This marked a sharp reversal from the strong gains accrued through June 30, 2008. Commodities typically do not march in-step with other asset classes, such as equities; however, this was not the case in the third quarter of 2008, as the index plunged 28.61%. Declining equity markets, fears of weakening commodity demand and an overall flight to T-bills all contributed to a sharp drop in virtually all commodities in the third quarter, particularly in the energy, agriculture, industrial metal, softs (tropical agriculture such as cocoa, sugar and coffee) and livestock sectors. The precious metals sector had mixed results during this tumultuous period, falling in July and August but rebounding somewhat in September, as a flight to safety favored gold. Gold ended the reporting period down significantly less than all other sectors in the index.
     In terms of the Fund’s fixed-income holdings, several factors led to the bond component’s difficulties. First, our investments in commercial mortgage-backed securities (CMBS) hurt us most significantly, an area that, in our opinion, was overly shunned by the market due in part to investors’ pessimistic expectations for defaults. The second most powerful detractor was our investments in non-agency, residential mortgage-backed securities (MBS). Next in line was the Fund’s broad exposure to corporate bonds, which underper-formed relative to U.S. Treasury securities due to a change in the market’s perception about the severity and length of the domestic recession that materially altered expectations about future default rates. These events caused even short dated bonds to react similarly to longer dated bonds in terms of negative price performance, something we have not seen in the corporate bond market since the early 1980’s.
11 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
     While 2008 was a difficult year for all fixed-income securities except Treasuries, conditions worsened late in the third quarter of the year when Lehman Brothers collapsed. Subsequent panic selling by many hedge funds, along with the government’s passive response to the Lehman event, helped drive a wide wedge between fixed-income security values and actual, underlying fundamentals. The resulting dislocation between security prices and issuer fundamentals created a situation in which even high-quality fixed-income assets suffered, including residential mortgages backed by prime, highly rated borrowers and AAA-rated CMBS, both of which we emphasized in the bond component. Similarly, even though the U.S. government became a senior debt-holder of many now-rescued financial names, any corporate credit associated with the financial sector—including the highly rated names that we held—suffered.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from a ten fiscal-year period. In the case of Class N shares, performance is measured from the inception of the class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P Goldman Sachs Commodity Index (S&P GSCI™). The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
1. The Fund changed its fiscal year end from August to December.
13 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
1. The Fund changed its fiscal year end from August to December.
15 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
1. The Fund changed its fiscal year end from August to December.
17 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Please note that Oppenheimer Commodity Strategy Total Return Fund invests in derivative instruments and uses leverage, which entails potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.
Class A shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred
18 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
20 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2008	December 31, 2008	December 31, 2008

Class A	$1,000.00	$320.10	$3.83
Class B	1,000.00	319.70	6.52
Class C	1,000.00	319.40	6.48
Class N	1,000.00	319.60	4.50
Class Y	1,000.00	321.70	2.20

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.36	$5.85
Class B	1,000.00	1,015.33	9.93
Class C	1,000.00	1,015.38	9.88
Class N	1,000.00	1,018.35	6.87
Class Y	1,000.00	1,021.82	3.36
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.15%
Class B	1.95
Class C	1.94
Class N	1.35
Class Y	0.66
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Wholly-Owned Subsidiary—28.3%
RAF Fund Ltd.[1,10] (Cost $411,280,538)	4,000,000	$226,423,169

	Principal
	Amount

Asset-Backed Securities—1.5%
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed Certificates, Series 2005-1, Cl. A4, 1.215%, 4/15/11[2]	$4,146,458	4,025,667
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[2]	425,710	417,727
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.571%, 8/25/36[2]	3,200,000	953,029
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 6.368%, 1/25/29[2,3]	405,715	51,729
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.571%, 7/1/36[2]	1,605,014	1,414,367
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.571%, 9/25/36[2]	5,747,746	5,229,654
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 0.721%, 6/25/36[2]	12,602	12,487

Total Asset-Backed Securities (Cost $15,517,575)		12,104,660

Mortgage-Backed Obligations—6.0%
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	954,670	914,034
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2003-E, Cl. 2A2, 4.71%, 6/25/33[2]	2,395,592	1,893,443
Bear Stearns ARM Trust 2005-12, Mtg. Pass-Through Certificates, Series 2005-12, Cl. 12A1, 5.344%, 2/1/36[2]	5,213,319	3,143,482
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates, Series 2006-4, Cl. 2A1, 5.779%, 10/25/36[2]	1,829,144	884,643
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 1.495%, 9/25/36[2]	904,965	867,062
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[2]	3,747,202	3,160,500
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.89%, 7/25/36[2]	3,951,552	2,072,007
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	4,969,196	3,182,652
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	1,572,275	1,354,713
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	739,880	681,011
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	406,459	391,734
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	2,882,426	2,309,510
F1 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp.:
6%, 7/15/17	$935,692	$970,426
8%, 4/1/16	62,280	66,296
9%, 8/1/22-5/1/25	19,842	21,655
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2191, Cl. TZ, 7%, 10/15/29	2,193,198	2,348,313
Series 2436, Cl. MC, 7%, 4/15/32	1,164,462	1,244,042
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. IO, 4.076%, 7/1/26[4]	475,602	96,043
Federal National Mortgage Assn.:
7%, 11/1/17	1,551,848	1,610,114
8.50%, 7/1/32	11,602	12,618
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[4]	9,854,334	699,624
Trust 2006-42, Cl. CI, 26.305%, 6/25/36[4]	14,007,070	1,627,896
Trust 2006-51, Cl. SA, 26.628%, 6/25/36[4]	18,207,883	2,151,828
Trust 294, Cl. 2, 2.961%, 2/1/28[4]	379,828	60,183
Trust 321, Cl. 2, (1.145)%, 4/1/32[4]	1,739,279	241,882
Trust 331, Cl. 5, 15.593%, 2/1/33[4]	4,063,152	558,723
Trust 342, Cl. 2, (2.714)%, 9/1/33[4]	112,447	16,079
Trust 346, Cl. 2, (12.874)%, 12/1/33[4]	1,157,472	139,044
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	1,300,000	1,279,654
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	36,412	38,911
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[2]	1,660,000	1,150,513
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	152,115	151,912
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 0.971%, 7/25/34[2]	7,655,626	6,447,743
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,927,908	1,855,587
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	4,357,651	2,131,763
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.491%, 9/25/33[2]	1,503,155	1,296,245
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 2A1, 5.628%, 7/25/36[2]	1,993,267	1,067,755

Total Mortgage-Backed Obligations (Cost $59,092,963)		48,139,640
F2 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal
	Amount	Value

Corporate Bonds and Notes—4.9%
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10[5]	$8,030,000	$7,985,803
Bank United, 8% Unsec. Sub. Nts., Series A, 3/15/09[3]	6,938,000	3,469
Capmark Financial Group, Inc., 5.875% Sr. Unsec. Nts., 5/10/12	4,920,000	1,678,650
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10	9,795,000	9,646,596
CIGNA Corp., 7% Sr. Unsec. Nts., 1/15/11	6,445,000	6,359,294
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	6,100,000	1,860,500
Kaneb Pipe Line Operating Partnership LP, 7.75% Sr. Unsec. Nts., 2/15/12	470,000	440,048
Lehman Brothers Holdings, Inc.:
3.60% Sr. Unsec. Nts., 3/13/09[6]	3,530,000	353,000
3.95% Sr. Unsec. Nts., Series G, 11/10/09[6]	4,330,000	433,000
4.25% Nts., Series G, 1/27/10[6]	5,200,000	520,000
6.625% Nts., 1/18/12[6]	2,560,000	256,000
2.929% Sr. Unsec. Nts., Series H, 10/22/08[6]	4,330,000	411,350
Pearson Dollar Finance Two plc, 5.50% Nts., 5/6/13[5]	2,030,000	1,855,824
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	293,000	305,897
Simon Property Group LP, 4.60% Sr. Unsec. Unsub. Nts., 6/15/10	6,470,000	5,768,678
TEPPCO Partners LP, 6.125% Nts., 2/1/13	1,560,000	1,389,144

Total Corporate Bonds and Notes (Cost $71,797,522)		39,267,253

Hybrid Instruments—19.2%
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Nts., 2.586%, 12/11/09[7]	30,500,000	33,418,118
Goldman Sachs Commodity Index Total Return Linked Nts., 2.63%, 12/11/09[7]	22,000,000	27,406,346
Eksportfinans ASA:
Goldman Sachs Commodity Index Excess Return Linked Nts., 2/4/10[2,7,8]	26,000,000	32,172,686
Goldman Sachs Commodity Index Excess Return Linked Nts., 1.836%, 1/22/09[2,7]	11,000,000	13,482,700
Svensk Eksport:
Goldman Sachs Commodity Index Excess Return Linked Nts., 1.919%, 12/11/09[2,7]	6,250,000	5,522,500
Goldman Sachs Commodity Index Excess Return Linked Nts., 1.726%, 2/10/10[2,7]	38,000,000	41,458,798

Total Hybrid Instruments (Cost $133,750,000)		153,461,148

Short-Term Notes—1.8%
Federal Home Loan Bank, 0.02%, 1/5/09[9] (Cost $14,249,984)	14,250,000	14,249,984
F3 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—33.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[10,11] (Cost $263,304,599)	263,304,599	$263,304,599
Total Investments, at Value (Cost $968,993,181)	94.7%	756,950,453
Other Assets Net of Liabilities	5.3	42,156,823

Net Assets	100.0%	$799,107,276

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $55,198, which represents 0.01% of the Fund’s net assets. See Note 7 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,591,302 or 0.70% of the Fund’s net assets as of December 31, 2008.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,841,627 or 1.23% of the Fund’s net assets as of December 31, 2008.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

8.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

9.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $14,249,984. See Note 5 of accompanying Notes.

10.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

OFI Liquid Assets Fund, LLC	—	4,119,634	4,119,634	—
Oppenheimer Institutional Money Market Fund, Cl. E	24,854,186	1,934,970,002	1,696,519,589	263,304,599
RAF Fund Ltd.[b]	4,000,000	88,000,000	88,000,000	4,000,000
F4 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$620	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	263,304,599	3,124,706
RAF Fund Ltd.[b]	226,423,169	—

	$489,727,768	$3,125,326

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 33.

11.	Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1 — Quoted Prices	$263,304,599	$(686,604)
Level 2 — Other Significant Observable Inputs	493,645,854	4,240,903
Level 3 — Significant Unobservable Inputs	—	—

Total	$756,950,453	$3,554,299

*	ther financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of December 31, 2008 are as follows:

					Unrealized
	Buy/	Number of	Expiration		Appreciation
Contract Description	Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Bonds, 10 yr.	Buy	1,137	3/20/09	$142,977,750	$1,759,795
U.S. Treasury Bonds, 20 yr.	Sell	43	3/20/09	5,936,016	84,551
U.S. Treasury Bonds, 20 yr.	Sell	1,762	3/31/09	209,774,360	(7,335,418)
U.S. Treasury Nts., 2 yr.	Buy	377	3/31/09	82,209,563	272,281

					$(5,218,791)

F5 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of December 31, 2008 are as follows:

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Premium
Swap		Credit	Amount	Fixed	Termination	Received/
Reference Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

ABX-HE-AAA 06-2
Index:
	Goldman Sachs Bank USA	Sell	$9,030	0.11%	5/25/46	$998,778	$(4,598,765)
	Morgan Stanley Capital Services, Inc.	Sell	2,850	0.11	5/25/46	883,352	(1,451,437)
	UBS AG	Sell	3,150	0.11	5/25/46	984,211	(1,604,220)

		Total	15,030			2,866,341	(7,654,422)

		Grand Total Buys	—			—	—
		Grand Total Sells	15,030			2,866,341	(7,654,422)

	Total Credit Default Swaps					$2,866,341	$(7,654,422)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Type of Reference	Potential Payments
Asset on which	for Selling Credit
the Fund	Protection	Amount	Reference Asset
Sold Protection	(Undiscounted)	Recoverable*	Rating Range**

Asset-Backed Indexes	$15,030,000	$—	AAA

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential payment by the Fund if the reference asset experiences a credit event as of period end.
Total Return Swap Contracts as of December 31, 2008 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000's)	the Fund	the Fund	Date	Value

Banc of America Securities LLC AAA 10 yr. CMBS Daily Index*
Goldman Sachs Group, Inc. (The)	$45,050	A	D	3/31/09	$9,704,145
Barclays Capital U.S. CMBS AAA 8.5+ Index*:
Goldman Sachs Group, Inc. (The)	3,010	A	D	2/1/09	513,945
Morgan Stanley	1,920	A	D	2/1/09	323,251
Morgan Stanley	1,920	A	D	2/1/09	326,735
Morgan Stanley	4,580	A	D	2/1/09	783,001
Morgan Stanley	1,440	A	D	2/1/09	244,248

			Reference Entity Total		2,191,180

			Total of Total Return Swaps		$11,895,325

F6 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS      Commercial Mortgage Backed Securities
A—The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, widen.
B—The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, narrow.
C—The Fund receives periodic payments when credit spreads, as represented by the Reference Entity, widen.
D—The Fund receives periodic payments when credit spreads, as represented by the Reference Entity, narrow.
Swap Summary as of December 31, 2008 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Goldman Sachs Bank USA	Credit Default Sell Protection	$9,030	$(4,598,765)
Goldman Sachs Group, Inc. (The)	Total Return	48,060	10,218,090
Morgan Stanley	Total Return	9,860	1,677,235
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	2,850	(1,451,437)
UBS AG	Credit Default Sell Protection	3,150	(1,604,220)

		Total Swaps	$4,240,903

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost$294,408,044)	$267,222,685
Affiliated companies (cost $263,304,599)	263,304,599
Wholly-owned subsidiary (cost$411,280,538)	226,423,169

756,950,453
Cash	197,357
Swaps, at value	11,895,325
Receivables and other assets:
Investments sold (including $119,307,159 sold on a when-issued or delayed delivery basis)	150,632,987
Shares of beneficial interest sold	9,792,246
Interest, dividends and principal paydowns	1,890,157
Due from Manager	903
Other	19,899

Total assets	931,379,327

Liabilities
Swaps, at value (upfront payments received $2,866,341)	7,654,422
Payables and other liabilities:
Investments purchased (including $102,338,069 purchased on a when-issued or delayed delivery basis)	117,338,068
Shares of beneficial interest redeemed	5,809,427
Futures margins	686,604
Distribution and service plan fees	341,958
Shareholder communications	177,436
Transfer and shareholder servicing agent fees	177,358
Trustees’ compensation	10,059
Dividends	8,984
Other	67,735

Total liabilities	132,272,051

Net Assets	$799,107,276

Composition of Net Assets
Par value of shares of beneficial interest	$257,263
Additional paid-in capital	1,847,568,842
Accumulated net investment loss	(211,050,982)
Accumulated net realized loss on investments	(627,513,572)
Net unrealized depreciation on investments	(210,154,275)

Net Assets	$799,107,276

F8 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $320,191,369 and 102,848,371 shares of beneficial interest outstanding)	$3.11
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$3.30

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,454,977 and 9,455,857 shares of beneficial interest outstanding)	$3.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,404,641 and 23,532,434 shares of beneficial interest outstanding)	$3.08

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,218,778 and 3,962,054 shares of beneficial interest outstanding)	$3.08

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $364,837,511 and 117,464,610 shares of beneficial interest outstanding)	$3.11
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Interest	$49,221,089
Dividends from affiliated companies	3,124,706
Income from investment of securities lending cash collateral, net-affiliated companies	620
Other income	16,051

Total investment income	52,362,466

Expenses
Management fees	12,888,099
Distribution and service plan fees:
Class A	1,940,921
Class B	780,031
Class C	1,774,653
Class N	128,914
Transfer and shareholder servicing agent fees:
Class A	2,013,375
Class B	283,357
Class C	515,746
Class N	105,783
Class Y	153,110
Shareholder communications:
Class A	173,186
Class B	23,191
Class C	49,828
Class Y	25,464
Trustees’ compensation	27,422
Custodian fees and expenses	8,104
Other	79,029

Total expenses	20,970,213
Less reduction to custodian expenses	(6,488)
Less waivers and reimbursements of expenses	(4,179,346)

Net expenses	16,784,379

Net Investment Income	35,578,087
F10 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Realized and Unrealized Loss
Net realized loss on:
Investments from affiliated companies	$(235,934,735)
Closing and expiration of futures contracts	(14,848,313)
Swap contracts	(43,452,181)

Net realized loss	(294,235,229)
Net change in unrealized appreciation (depreciation) on:
Investments	(569,812,370)
Futures contracts	(5,675,719)
Swap contracts	5,262,709

Net change in unrealized depreciation	(570,225,380)

Net Decrease in Net Assets Resulting from Operations	$(828,882,522)

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$35,578,087	$33,943,422
Net realized loss	(294,235,229)	(227,086,897)
Net change in unrealized appreciation (depreciation)	(570,225,380)	555,468,004

Net increase (decrease) in net assets resulting from operations	(828,882,522)	362,324,529

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(26,635,142)	(95,405,939)
Class B	(1,837,132)	(8,607,125)
Class C	(4,842,672)	(19,379,159)
Class N	(952,506)	(2,628,151)
Class Y	(34,495,802)	(53,966,924)

	(68,763,254)	(179,987,298)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(90,616,524)	(23,795,443)
Class B	(7,625,655)	(17,962,931)
Class C	(3,290,471)	(19,054,716)
Class N	5,154,619	777,794
Class Y	273,759,468	127,785,636

	177,381,437	67,750,340

Net Assets
Total increase (decrease)	(720,264,339)	250,087,571
Beginning of period	1,519,371,615	1,269,284,044

End of period (including accumulated net investment loss of $211,050,982 and $137,360,619, respectively)	$799,107,276	$1,519,371,615

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						Year Ended August 31,
Class A	2008		2007		2006[1]		2006		2005		2004

Per Share Operating Data
Net asset value, beginning of period	$7.51		$6.52		$7.82		$9.59		$9.13		$7.51

Income (loss) from investment operations:
Net investment income	.17	[2]	.18	[2]	.07	[2]	.24	[2]	.11	[2]	.01
Net realized and unrealized gain (loss)	(4.29)		1.80		(1.14)		(1.17)		2.84		1.85

Total from investment operations	(4.12)		1.98		(1.07)		(.93)		2.95		1.86
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)		(.99)		(.23)		(.08)		(.07)		— [3]
Distributions from net realized gain	—		—		—		(.76)		(2.42)		(.24)

Total dividends and/or distributions to shareholders	(.28)		(.99)		(.23)		(.84)		(2.49)		(.24)

Net asset value, end of period	$3.11		$7.51		$6.52		$7.82		$9.59		$9.13

Total Return, at Net Asset Value[4]	(54.57)%		30.23%		(13.79)%		(9.98)%		44.66%		25.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$320,191		$805,066		$729,959		$1,017,895		$1,246,436		$638,254

Average net assets (in thousands)	$788,007		$729,503		$835,927		$1,140,904		$844,342		$413,618

Ratios to average net assets:[5]
Net investment income	2.24%		2.58%		3.10%		2.95%		1.34%		0.22%
Total expenses	1.35	% [6,7]	1.37	% [6,7]	1.47	% [6,7]	1.30	% [6]	1.32%		1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%		1.13%		1.23%		1.29%		1.32%		1.40%

Portfolio turnover rate	86	% [8]	52	% [8]	32	% [8]	89	% [8,9]	94	% [8]	87%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all expenses of the wholly-owned subsidiary were as follows:

Year Ended December 31, 2008	1.60%
Year Ended December 31, 2007	1.61%
Four Months Ended December 31, 2006	1.71%
Year Ended August 31, 2006	1.31%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.36%
Year Ended December 31, 2007	1.37%
Four Months Ended December 31, 2006	1.47%
8.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664
Year Ended August 31, 2005	$4,827,248,691	$4,809,916,669
9.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended December 31,			Year Ended August 31,
Class B	2008	2007	2006[1]	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$7.39	$6.43	$7.67	$9.46	$9.05	$7.51

Income (loss) from investment operations:
Net investment income (loss)	.11 [2]	.12 [2]	.05 [2]	.17 [2]	.04 [2]	(.05)
Net realized and unrealized gain (loss)	(4.17)	1.75	(1.12)	(1.15)	2.80	1.83

Total from investment operations	(4.06)	1.87	(1.07)	(.98)	2.84	1.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.91)	(.17)	(.05)	(.01)	—
Distributions from net realized gain	—	—	—	(.76)	(2.42)	(.24)

Total dividends and/or distributions to shareholders	(.21)	(.91)	(.17)	(.81)	(2.43)	(.24)

Net asset value, end of period	$3.12	$7.39	$6.43	$7.67	$9.46	$9.05

Total Return, at Net Asset Value[3]	(54.80)%	29.00%	(14.03)%	(10.72)%	43.33%	24.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,455	$77,686	$85,124	$115,174	$147,663	$78,125

Average net assets (in thousands)	$78,128	$76,819	$94,533	$130,837	$102,816	$52,436

Ratios to average net assets:[4]
Net investment income (loss)	1.40%	1.70%	2.28%	2.05%	0.46%	(0.69)%
Total expenses	2.22%[5,6]	2.34%[5,6]	2.42%[5,6]	2.19%[5]	2.19%	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	2.03%	2.05%	2.18%	2.19%	2.31%

Portfolio turnover rate	86%[7]	52%[7]	32%[7]	89%[7,8]	94%[7]	87%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all expenses of the wholly-owned subsidiary were as follows:

Year Ended December 31, 2008	2.47%
Year Ended December 31, 2007	2.58%
Four Months Ended December 31, 2006	2.66%
Year Ended August 31, 2006	2.20%
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	2.22%
Year Ended December 31, 2007	2.34%
Four Months Ended December 31, 2006	2.42%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664
Year Ended August 31, 2005	$4,827,248,691	$4,809,916,669
8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Year Ended December 31,					Year Ended August 31,
Class C	2008		2007		2006[1]	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$7.34		$6.40		$7.64	$9.42	$9.02	$7.48
Income (loss) from investment operations:
Net investment income (loss)	.11	[2]	.12	[2]	.05 [2]	.17 [2]	.05 [2]	(.03)
Net realized and unrealized gain (loss)	(4.15)		1.74		(1.12)	(1.13)	2.79	1.81

Total from investment operations	(4.04)		1.86		(1.07)	(.96)	2.84	1.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)		(.92)		(.17)	(.06)	(.02)	—
Distributions from net realized gain	—		—		—	(.76)	(2.42)	(.24)

Total dividends and/or distributions to shareholders	(.22)		(.92)		(.17)	(.82)	(2.44)	(.24)

Net asset value, end of period	$3.08		$7.34		$6.40	$7.64	$9.42	$9.02

Total Return, at Net Asset Value[3]	(54.84)%		29.03%		(14.03)%	(10.59)%	43.50%	24.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,405		$172,402		$170,180	$245,844	$264,019	$110,728

Average net assets (in thousands)	$177,461		$159,408		$197,628	$261,017	$170,306	$68,392

Ratios to average net assets:[4]
Net investment income (loss)	1.46%		1.76%		2.30%	2.17%	0.57%	(0.62)%
Total expenses	2.15	% [5,6]	2.20	% [5,6]	2.28%[5,6]	2.09%[5]	2.11%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%		1.96%		2.03%	2.08%	2.11%	2.24%

Portfolio turnover rate	86	% [7]	52	% [7]	32%[7]	89%[7,8]	94%	[7] 87%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all expenses of the wholly-owned subsidiary were as follows:

Year Ended December 31, 2008	2.39%
Year Ended December 31, 2007	2.44%
Four Months Ended December 31, 2006	2.52%
Year Ended August 31, 2006	2.10%
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	2.15%
Year Ended December 31, 2007	2.20%
Four Months Ended December 31, 2006	2.28%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664
Year Ended August 31, 2005	$4,827,248,691	$4,809,916,669
8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended December 31,			Year Ended August 31,
Class N	2008	2007	2006[1]	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$7.43	$6.46	$7.74	$9.51	$9.08	$7.50

Income (loss) from investment operations:
Net investment income (loss)	.15 [2]	.15 [2]	.07 [2]	.21 [2]	.08 [2]	—
Net realized and unrealized gain (loss)	(4.23)	1.78	(1.14)	(1.15)	2.82	1.82

Total from investment operations	(4.08)	1.93	(1.07)	(.94)	2.90	1.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.96)	(.21)	(.07)	(.05)	—
Distributions from net realized gain	—	—	—	(.76)	(2.42)	(.24)

Total dividends and/or distributions to shareholders	(.27)	(.96)	(.21)	(.83)	(2.47)	(.24)

Net asset value, end of period	$3.08	$7.43	$6.46	$7.74	$9.51	$9.08

Total Return, at Net Asset Value[3]	(54.74)%	29.77%	(13.89)%	(10.22)%	44.03%	24.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,219	$22,913	$19,428	$24,106	$25,586	$8,206

Average net assets (in thousands)	$25,985	$20,068	$20,724	$24,867	$14,654	$4,516

Ratios to average net assets:[4]
Net investment income (loss)	1.94%	2.17%	2.83%	2.59%	1.03%	(0.17)%
Total expenses	1.72%[5,6]	1.91%[5,6]	1.85%[5,6]	1.71%[5]	1.68%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.53%	1.49%	1.66%	1.68%	1.80%

Portfolio turnover rate	86%[7]	52%[7]	32%[7]	89%[7,8]	94%[7]	87%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all expenses of the wholly-owned subsidiary were as follows:

Year Ended December 31, 2008	1.97%
Year Ended December 31, 2007	2.15%
Four Months Ended December 31, 2006	2.09%
Year Ended August 31, 2006	1.72%
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.72%
Year Ended December 31, 2007	1.91%
Four Months Ended December 31, 2006	1.85%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664
Year Ended August 31, 2005	$4,827,248,691	$4,809,916,669
8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Year Ended December 31,					Year Ended August 31,
Class Y	2008		2007		2006[1]	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$7.55		$6.55		$7.88	$9.63	$9.15	$7.52

Income (loss) from investment operations:
Net investment income	.20	[2]	.22	[2]	.09 [2]	.29 [2]	.15 [2]	.05
Net realized and unrealized gain (loss)	(4.32)		1.80		(1.15)	(1.18)	2.86	1.84

Total from investment operations	(4.12)		2.02		(1.06)	(.89)	3.01	1.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)		(1.02)		(.27)	(.10)	(.11)	(.02)
Distributions from net realized gain	—		—		—	(.76)	(2.42)	(.24)

Total dividends and/or distributions to shareholders	(.32)		(1.02)		(.27)	(.86)	(2.53)	(.26)

Net asset value, end of period	$3.11		$7.55		$6.55	$7.88	$9.63	$9.15

Total Return, at Net Asset Value[3]	(54.24)%		30.82%		(13.61)%	(9.54)%	45.42%	25.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$364,837		$441,305		$264,593	$327,949	$151,078	$47,387

Average net assets (in thousands)	$500,443		$346,011		$272,831	$255,428	$83,836	$31,449

Ratios to average net assets:[4]
Net investment income	2.75%		3.06%		3.67%	3.52%	1.83%	0.65%
Total expenses	0.87	% [5,6]	0.86	% [5,6]	0.89%[5,6]	0.84%[5]	0.88%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%		0.62%		0.65%	0.83%	0.88%	0.97%

Portfolio turnover rate	86	% [7]	52	% [7]	32%[7]	89%[7,8]	94%[7]	87%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all expenses of the wholly-owned subsidiary were as follows:

Year Ended December 31, 2008	1.12%
Year Ended December 31, 2007	1.10%
Four Months Ended December 31, 2006	1.13%
Year Ended August 31, 2006	0.85%
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.86%
Four Months Ended December 31, 2006	0.89%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664
Year Ended August 31, 2005	$4,827,248,691	$4,809,916,669
8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Commodity Strategy Total Return Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund’s investments and income on those investments. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Adviser”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (the “Manager”), a wholly-owned subsidiary of the Adviser.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Investment in RAF Fund Ltd. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the
F18 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended December 31, 2008, the Subsidiary has a deficit of $284,605,154 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing
F19 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
“bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
F20 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$102,338,069
Sold securities	119,307,159
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
F21 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $1,973,350, representing 0.25% of the Fund’s net assets, were in default.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
F22 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$631,659,914	$417,048,853

1.	As of December 31, 2008, the Fund had $354,835,595 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2013	$102,848,413
2014	32,365,744
2015	219,621,438

Total	$354,835,595

2.	As of December 31, 2008, the Fund had $276,824,319 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Fund utilized $2,933,573 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F23 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$4,576,561	$40,505,196	$45,081,757
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$68,763,254	$179,987,298
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,173,999,306
Federal tax cost of other investments	13,717,840

Total federal tax cost	$1,187,717,146

Gross unrealized appreciation	$—
Gross unrealized depreciation	(417,048,853)

Net unrealized depreciation	$(417,048,853)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F24 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F25 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	63,495,059	$468,503,976	31,816,627	$223,174,398
Dividends and/or distributions reinvested	8,125,531	23,649,528	11,122,166	83,972,545
Redeemed	(75,955,711)	(582,770,028)[1]	(47,665,838)	(330,942,386)[2]

Net decrease	(4,335,121)	$(90,616,524)	(4,727,045)	$(23,795,443)

Class B
Sold	4,085,505	$33,521,547	1,430,855	$9,847,889
Dividends and/or distributions reinvested	559,431	1,633,429	989,494	7,351,942
Redeemed	(5,695,470)	(42,780,631)[1]	(5,147,974)	(35,162,762)[2]

Net decrease	(1,050,534)	$(7,625,655)	(2,727,625)	$(17,962,931)

Class C
Sold	10,681,417	$78,640,745	4,817,114	$32,951,391
Dividends and/or distributions reinvested	1,361,387	3,923,818	2,042,927	15,076,876
Redeemed	(11,994,635)	(85,855,034)[1]	(9,981,581)	(67,082,983)[2]

Net increase (decrease)	48,169	$(3,290,471)	(3,121,540)	$(19,054,716)

Class N
Sold	2,646,711	$20,080,699	1,103,637	$7,726,646
Dividends and/or distributions reinvested	278,961	806,011	304,353	2,270,407
Redeemed	(2,049,231)	(15,732,091)[1]	(1,329,330)	(9,219,259)[2]

Net decrease	876,441	$5,154,619	78,660	$777,794

Class Y
Sold	98,479,306	$563,346,807	26,467,257	$185,607,666
Dividends and/or distributions reinvested	8,851,057	25,757,127	5,643,865	42,836,939
Redeemed	(48,314,068)	(315,344,466)[1]	(14,065,867)	(100,658,969)[2]

Net decrease	59,016,295	$273,759,468	18,045,255	$127,785,636

1.	Net of redemption fees of $96,299, $9,548, $21,687, $3,176 and $61,157 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $6,705, $706, $1,465, $184 and $3,180 for Class A, Class B, Class C, Class N and Class Y, respectively.
F26 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund, OFI Liquid Assets Fund, LLC and RAF Fund Ltd., for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$884,782,705	$1,278,842,459
U.S. government and government agency obligations	708,969	708,094
To Be Announced (TBA) mortgage-related securities	1,144,572,727	1,165,957,394
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75
Sub-Adviser Fees. The Adviser retains the Manager to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Manager an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.500%
Next $200 million	0.450
Next $200 million	0.425
Next $200 million	0.400
Over $800 million	0.375
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $2,813,921 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
F27 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $3,072,159, $4,375,025 and $471,506, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 31, 2008	$539,716	$18,699	$249,850	$70,129	$11,308

Waivers and Reimbursements of Expenses. The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an
F28 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. During the year ended December 31, 2008, the Adviser waived $3,756,150.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended December 31, 2008, OFS waived $200,015, $38,686, $55,970 and $19,191 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2008, the Manager waived $109,334 for IMMF management fees.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
F29 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection
F30 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of the period end, the Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractively priced in the bond market.
Total Return Swap Contracts. A total return swap is an agreement between counter-parties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
7. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F31 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2008, the Fund had no securities on loan.
9. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
10. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F32 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
Oppenheimer Commodity Strategy Total Return Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the four month period ended December 31, 2006 and for each of the three years in the period ended August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the four month period ended December 31, 2006 and for each of the three years in the period ended August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
F33 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
F34 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2008 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2008 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2008, $23,005,489 or 33.46% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory and sub-advisory agreements (the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Real Asset Management, Inc. (the “Sub-Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s and Sub-Adviser’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s and Sub-Adviser’s key personnel who provide such services. The Manager’s and Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for
24 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s and Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Kevin Baum, Robert Baker, Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as Directors or Trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded in light of the Manager’s and Sub-Adviser’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load specialty diversified equity funds advised by other investment advisers. The Board considered that Lipper does not have a performance universe for retail front-end load and no-load specialty diversified equity funds that, like the Fund, specialize in commodities. The Board considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it slightly underperformed the benchmark index for the one-year period.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and Sub-Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and
25 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
specialty diversified equity funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees were higher than its expense group median, though the Fund’s total expenses were lower than its expense group median, however the Board noted that the funds in the Lipper peer group invest in different securities.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager and Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager and Sub-Adviser is important in order for the Manager and Sub-Adviser to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non- profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991- 2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992- 1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 1999) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1997) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998- February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1997) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfo- lios in the OppenheimerFunds complex.
28 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently overseen

Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational orga- nization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001- 2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (chari- table organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 66	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (pri- vate charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001);
29 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently overseen

John V. Murphy, Continued	Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baker and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Baum, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Kevin Baum, Vice President (since 2000) and Portfolio Manager (since 1999) Age: 38	Vice President of the Manager (since October 2000); a Chartered Financial Analyst. A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Robert Baker, Vice President and Portfolio Manager (since 2007) Age: 35	Vice President and Senior Portfolio Manager of the Manager (since May 2007); a Chartered Financial Analyst; Assistant Vice President and Senior Research Analyst of the Manager (January 2004-May 2007); Analyst of the Manger (February 2001-December 2003). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Antulio N. Bomfim, Vice President (since 2006) and Portfolio Manager (since 2003) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Geoffrey Caan, Vice President (since 2006) and Portfolio Manager (since 2003) Age: 39	Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President (since 2006) and Portfolio Manager (since 2002) Age: 46	Vice President of the Manager and of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently overseen

Thomas Swaney, Vice President and Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since April 2006); Senior analyst, high grade investment team (June 2002-March 2006); Senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Financial Statements for RAF Fund Ltd.
(the “Subsidiary”) for the Year Ended December 31, 2008

33	Statement of Investments

38	Statement of Assets and Liabilities

39	Statement of Operations

40	Statements of Changes in Net Assets

41	Notes to Financial Statements

50	Independent Auditor’s Report
32 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS December 31, 2008

	Principal
	Amount	Value

Asset-Backed Securities—0.6%
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	$244,550	$239,965
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.571%, 8/25/36[1]	800,000	238,257
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 6.368%, 1/25/29[1,2]	239,840	30,580
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.571%, 7/1/36[1]	876,967	772,798
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 0.721%, 6/25/36[1]	3,904	3,868

Total Asset-Backed Securities (Cost $1,986,049)		1,285,468

Mortgage-Backed Obligations—20.1%
Government Agency—2.9%
FHLMC/FNMA/Sponsored—2.9%
Federal Home Loan Mortgage Corp.:
6%, 7/15/17[3]	544,705	564,925
8%, 4/1/16[3]	31,947	34,007
9%, 8/1/22[3]	5,036	5,480
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2191, Cl. TZ, 7%, 10/15/29[3]	1,262,020	1,351,277
Series 2436, Cl. MC, 7%, 4/15/32[3]	667,947	713,595
Series 2461, Cl. PZ, 6.50%, 6/15/32[3]	1,210,082	1,276,866
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. IO, (0.731)%, 7/1/26[3,4]	272,164	54,961
Federal National Mortgage Assn.:
5%, 12/1/33[3]	31,506	32,256
8.50%, 7/1/32[3]	5,524	6,007
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-60, Cl. SM, 42.196%, 8/25/32[3,4]	624,800	64,932
Trust 2002-77, Cl. BS, 32.357%, 12/18/32[3,4]	371,012	49,261
Trust 2002-77, Cl. JS, 31.551%, 12/18/32[3,4]	633,430	84,213
Trust 2002-77, Cl. SA, 32.813%, 12/18/32[3,4]	593,526	77,432
Trust 2002-90, Cl. SN, 43.76%, 8/25/32[3,4]	321,327	34,586
Trust 2005-83, Cl. SL, 91.42%, 10/25/35[3,4]	12,104,076	1,042,378
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[3,4]	3,329,790	236,404
Trust 294, Cl. 2, (0.212)%, 2/1/28[3,4]	217,156	34,408
Trust 321, Cl. 2, (3.94)%, 4/1/32[3,4]	1,000,569	139,150
Trust 338, Cl. 2, (13.036)%, 7/1/33[3,4]	1,104,288	133,282
Trust 344, Cl. 2, (3.126)%, 12/1/33[3,4]	4,461,701
		638,939

		6,574,359
33 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal
	Amount	Value

GNMA/Guaranteed—0.0%
Government National Mortgage Assn., 8.50%, 12/15/17	$6,283	$6,715
Non-Agency—17.2%
Commercial—11.2%
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	548,996	525,628
Bear Stearns ARM Trust 2005-12, Mtg. Pass-Through Certificates, Series 2005-12, Cl. 12A1, 5.344%, 2/1/36[1]	1,859,174	1,121,029
CWALT Alternative Loan Trust 2006-HY13, Mtg. Pass-Through Certificates, Series 2006-HY13, Cl. 3A1, 5.97%, 1/1/47[1]	15,341,633	10,205,116
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	425,544	391,686
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	231,821	223,422
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	990,500	793,626
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	750,000	738,262
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	49,408	49,342
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	2,512,568	1,229,148
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.827%, 2/1/37[1]	5,074,411	2,913,417
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.981%, 3/1/37[1]	2,527,958	1,363,781
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.548%, 11/1/36[1]	3,930,234	2,582,763
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37[1]	4,112,032	2,629,487
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass-Through Certificates, Series 2004-U, Cl. A1, 5.245%, 10/1/34[1]	685,741
		585,519

		25,352,226

Multifamily—1.8%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2003-E, Cl. 2A2, 4.71%, 6/25/33[1]	1,209,858	956,256
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[1]	1,927,667	1,625,851
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.89%, 7/25/36[1]	1,913,815	1,003,514
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 2A1, 5.628%, 7/25/36[1]	1,042,632
		558,518

		4,144,139
34 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential—4.2%
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	$2,825,621	$1,809,743
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	209,807	180,775
CWALT Alternative Loan Trust 2006-41CB, Mtg. Pass-Through Certificates, Series 2006-41CB, Cl. 1A10, 6%, 1/1/37	1,903,170	1,088,320
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.346%, 11/25/35[1]	5,014,181	3,112,414
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[1]	870,000	602,980
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	658,045	633,360
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.491%, 9/25/33[1]	758,276	653,899
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.368%, 9/1/34[1]	1,985,876	1,421,664

		9,503,155

Total Mortgage-Backed Obligations (Cost $62,957,788)		45,580,594

Corporate Bonds and Notes—8.0%
Appalachian Power Co., 4.40% Sr. Unsec. Bonds, Series J, 6/1/10	1,950,000	1,908,797
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10[5]	3,480,000	3,460,846
Capmark Financial Group, Inc., 5.875% Sr. Unsec. Nts., 5/10/12	2,185,000	745,498
Charter One Bank NA, 5.50% Sr. Nts., 4/26/11	2,695,000	2,646,320
Convergys Corp., 4.875% Sr. Unsec. Nts., 12/15/09	1,045,000	881,402
Deutsche Bank Capital Funding Trust I, 7.872% Jr. Sub. Perpetual Bonds[5,6]	4,080,000	1,664,048
Kaneb Pipe Line Operating Partnership LP, 7.75% Sr. Unsec. Nts., 2/15/12	180,000	168,529
Lehman Brothers Holdings, Inc., 6.625% Nts., 1/18/12[7]	2,720,000	272,000
Liberty Property LP, 6.375% Sr. Unsec. Unsub. Nts., 8/15/12	805,000	617,871
Mack-Cali Realty LP, 5.05% Sr. Unsec. Nts., 4/15/10	2,900,000	2,558,023
Monumental Global Funding II, 4.375% Nts., 7/30/09[5]	1,145,000	1,136,101
Pearson Dollar Finance Two plc, 5.50% Nts., 5/6/13[5]	1,705,000	1,558,709
TEPPCO Partners LP, 6.125% Nts., 2/1/13	515,000	458,596

Total Corporate Bonds and Notes (Cost $25,397,663)		18,076,740
35 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal
	Amount	Value

Short-Term Notes—10.1%
Federal Home Loan Bank, 0.02%, 1/5/09[3] (Cost $22,799,975)	$22,800,000	$22,799,975
Total Investments, at Value (Cost $113,141,475)	38.8%	87,742,777
Other Assets Net of Liabilities	61.2	138,680,392

Net Assets	100.0%	$226,423,169

Industry classifications are unaudited.
Footnotes to Statement of Investments
1.	Represents the current interest rate for a variable or increasing rate security.

2.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $30,580, which represents 0.01% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $17,574,379. See Note 4 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,589,946 or 1.14% of the Fund’s net assets as of December 31, 2008.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $7,819,704 or 3.45% of the Fund’s net assets as of December 31, 2008.

6.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7.	Issue is in default. See Note 1 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
36 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$26,777,831
Level 2—Other Significant Observable Inputs	87,742,777	—
Level 3—Significant Unobservable Inputs	—	—

Total	$87,742,777	$26,777,831

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of December 31, 2008 are as follows:

		Unrealized	Percentage
	Buy/	Appreciation	of Fund
Contract Description	Sell	(Depreciation)	Net Assets

Agriculture	Buy	$5,955,928	2.63%
Energy	Buy	1,681,970	0.74
Crude Oil	Buy	(2,857,619)	(1.26)
Industrial Metals	Buy	27,260	0.01
Industrial Metals	Sell	(1,004,149)	(0.44)
Livestock	Buy	(682,738)	(0.30)
Livestock	Sell	615,069	0.27
Precious Metals	Buy	2,135,001	0.94
Softs	Buy	287,429	0.13

		$6,158,151	2.72%

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value (cost $113,141,475)—see accompanying statement of investments	$87,742,777
Cash	69,486,767
Cash used for collateral on futures	23,800,000
Receivables and other assets:
Investments sold (including $52,518,144 sold on a when-issued or delayed delivery basis)	54,785,241
Futures margins	26,777,831
Shares of beneficial interest sold	15,000,000
Interest	688,353
Other	5,611

Total assets	278,286,580

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	51,841,726
Directors’ compensation	44
Other	21,641

Total liabilities	51,863,411

Net Assets	$226,423,169

Composition of Net Assets
Par value of shares of beneficial interest	$40,000
Additional paid-in capital	411,243,082
Accumulated net investment income	37,245,621
Accumulated net realized loss on investments	(202,864,987)
Net unrealized depreciation on investments	(19,240,547)

Net Assets—applicable to 4,000,000 shares of beneficial interest outstanding	$226,423,169

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$56.61
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Investment Income
Interest (net of foreign withholding taxes of $9,362)	$20,611,177

Expenses
Management fees	3,758,355
Directors’ compensation	15,043
Custodian fees and expenses	2,894
Other	32,319

Total expenses	3,808,611
Less reduction to custodian expenses	(2,196)

Net expenses	3,806,415

Net Investment Income	16,804,762

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(37,758,107)
Closing and expiration of option contracts written	5,163,455
Closing and expiration of futures contracts	(240,792,422)

Net realized loss	(273,387,074)
Net change in unrealized depreciation on:
Investments	(27,051,718)
Futures contracts	(31,236,388)
Option contracts written	(23,644)

Net change in unrealized depreciation	(58,311,750)

Net Decrease in Net Assets Resulting from Operations	$(314,894,062)

See accompanying Notes to Financial Statements.
39 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$16,804,762	$14,572,645
Net realized gain (loss)	(273,387,074)	145,259,201
Net change in unrealized appreciation (depreciation)	(58,311,750)	45,744,599

Net increase (decrease) in net assets resulting from operations	(314,894,062)	205,576,445

Capital Transactions
Net increase (decrease) in net assets resulting from capital transactions	172,002,543	(115,550,000)

Net Assets
Total increase (decrease)	(142,891,519)	90,026,445
Beginning of period	369,314,688	279,288,243

End of period (including accumulated net investment income of $37,245,621 and $20,440,859, respectively)	$226,423,169	$369,314,688

See accompanying Notes to Financial Statements.
40 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
RAF Fund Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal in commodities and interests therein including futures contracts, options and forward contracts, shares, stocks, call options, put options, debenture stock, bonds, obligations, certificates of deposit, bills of exchange and securities of all kinds. The Fund’s investment manager is OppenheimerFunds, Inc. (“OFI” or “Investment Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Subadviser”), a wholly-owned subsidiary of the Investment Manager. As of December 31, 2008, 100% of the Fund was owned by Oppenheimer Commodity Strategy Total Return Fund (“OCSTRF”). OFI is also the investment adviser of OCSTRF and ORAMI is also the Subadviser of OCSTRF.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 31, 2008, the directors have not designated classes or series of outstanding participating shares. During the year ended, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
41 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NAS-DAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
42 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$51,841,726
Sold securities	52,518,144
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire
43 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $272,000, representing 0.12% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
44 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $.01 par value per share. The Fund issued 4,000,000 participating shares for $500,000 on August 15, 2006 in conjunction with OCSTRF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
Capital transactions were as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Contributions	$307,002,543	$25,000,000
Withdrawals	(135,000,000)	(140,550,000)

Net increase (decrease)	$172,002,543	$(115,550,000)

45 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Expenses
Investment Management Fees. Investment management fees paid to the Investment Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on average net assets at an average annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75
Sub-Adviser Fees. The Investment Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.500%
Next $200 million	0.450
Next $200 million	0.425
Next $200 million	0.400
Over $800 million	0.375
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
4. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
46 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
4. Futures Contracts Continued
Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
47 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Written option activity for the year ended December 31, 2008 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2007	39	$27,788	—	$—
Options written	2,111	5,227,314	5,249	5,647,605
Options closed or expired	(2,064)	(5,183,669)	(3,716)	(1,274,230)
Options exercised	(86)	(71,433)	(1,533)	(4,373,375)

Options outstanding as of December 31, 2008	—	$—	—	$—

6. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.
7. Financial Highlights
The following represents the total return of the Fund for the year ended December 31, 2008. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Year Ended December 31, 2008	(75.33)%
Year Ended December 31, 2007	80.70%
Four Months Ended December 31, 2006[1]	(15.18)%
Period Ended August 31, 2006[2]	(2.47)%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

	Year Ended	Year Ended	Four Months Ended	Period Ended
	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006[1]	August 31, 2006[2]

Ratios to average net assets:
Net investment income	4.22%	4.41%	4.47%	4.45%
Total expenses	0.96%	0.97%	0.99%	0.84%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	For the period from August 15, 2006 (commencement of operations) through August 31, 2006.
48 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
9. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
49 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
INDEPENDENT AUDITORS’ REPORT
To the Shareholder and Board of Directors of RAF Fund Ltd.:
We have audited the accompanying statement of assets and liabilities of RAF Fund Ltd. (the “Fund”), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the four month period December 31, 2006 and the period from August 15, 2006 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the four month period December 31, 2006 and the period from August 15, 2006 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
50 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $45,600 in fiscal 2008 and $49,500 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $28 in fiscal 2008 and $1,507 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings, compliance review and professional services for 22c-2 program.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $28 in fiscal 2008 and $34,239 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	02/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	02/11/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date:	02/11/2009